UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers.

     On June 17, 2014, the Board of Directors (the “Board”) of Krispy Kreme Doughnuts, Inc. (the “Company”) appointed Tony Thompson to the Board upon the recommendation of the Board’s Nominating and Governance Committee. Mr. Thompson was appointed to fill a vacancy for a Class III Director created by an increase in the number of directors constituting the whole Board by one director. Mr. Thompson was appointed to the Board following the Company’s 2014 Annual Meeting of Shareholders (the “Annual Meeting”). Pursuant to North Carolina law, Mr. Thompson is expected to be a nominee for shareholder election to the Board at the Company’s 2015 Annual Meeting of Shareholders, which is tentatively scheduled for June 24, 2015. With this addition, the Company’s Board now comprises ten directors.

     As previously disclosed, Mr. Thompson became President and Chief Executive Officer of the Company on June 1, 2014. Information related to Mr. Thompson and his arrangements with the Company were disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2014, and the information contained therein is incorporated by reference in this Item 5.02. As an employee of the Company, Mr. Thompson will receive no additional compensation for his service on the Board.

     In connection with his position with the Company and service on the Board, the Company and Mr. Thompson will enter into an Indemnification Agreement pursuant to which the Company agrees to provide for the indemnification of and the advancement of expenses to Mr. Thompson and for the continued coverage of Mr. Thompson under the Company’s directors’ and officers’ liability insurance policies. A form of this Indemnification Agreement was previously filed in a Current Report on Form 8-K with the Securities and Exchange Commission on September 18, 2007, and the information contained therein is incorporated by reference in this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

     A total of 59,435,178 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting on June 17, 2014 to consider and vote on the matters listed below. This represented approximately 91% of the Company’s 65,148,458 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. The proposals set forth below were submitted to a vote of the shareholders and approved at the Annual Meeting.

Election of Directors

     The shareholders of the Company elected each of the director nominees nominated by the Company’s Board of Directors as Class III directors with terms expiring in 2017. The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
C. Stephen Lynn	34,566,713	11,928,042	12,940,423
Michael H. Sutton	34,715,396	11,779,359	12,940,423
Lizanne Thomas	34,659,148	11,835,607	12,940,423

Advisory Vote on Executive Compensation

     The shareholders of the Company approved, on an advisory basis, the compensation of our named executive officers as disclosed in our 2014 proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,053,082	1,175,677	1,265,996	12,940,423

Ratification of Appointment of Independent Registered Public Accounting Firm

     The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2015. The voting results were as follows:

Votes For	Votes Against	Abstentions
58,488,462	635,789	310,927

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit No.	Description

10.1	Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2014 and incorporated herein by reference

10.2

Form of Indemnification Agreement entered into between Krispy Kreme Doughnuts, Inc. and Officers of the Registrant (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 18, 2007)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: June 18, 2014
	By:	/s/	Darryl R. Marsch
	Name:		Darryl R. Marsch
	Title:		Senior Vice President, General Counsel
& Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2014 and incorporated herein by reference

10.2

Form of Indemnification Agreement entered into between Krispy Kreme Doughnuts, Inc. and Officers of the Registrant (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on September 18, 2007)